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Exhibit 99(c)

SEA CONTAINERS LTD.

Sarbanes-Oxley Act Section 906 Certification

        The undersigned hereby certify that this Form 10-K annual report of Sea Containers Ltd. for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the report.

/s/ J.B. Sherwood James B. Sherwood President (Chief Executive Officer)	/s/ D.J. O'Sullivan Daniel J. O'Sullivan Senior Vice President—Finance and Chief Financial Officer

Dated: May 23, 2002

        [A signed original of this written certification required by Section 906 has been provided to Sea Containers Ltd. and will be retained by Sea Containers Ltd. and furnished to the U.S. Securities and Exchange Commission or its staff upon request.]

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SEA CONTAINERS LTD. Sarbanes-Oxley Act Section 906 Certification